Exhibit 99.1

For Immediate Release

DFB Healthcare Acquisitions Corp. and AdaptHealth Holdings LLC Announce Amendments to Merger and Subscription Agreements

New York, NY and Plymouth Meeting, PA — October 15, 2019 — DFB Healthcare Acquisitions Corp. (“DFB”) (NASDAQ: DFBH, DFBHU, DFBHW), a special purpose acquisition company sponsored by Deerfield Management (“Deerfield”) and Richard Barasch, has announced an update on its proposed business combination with AdaptHealth Holdings, LLC (“Adapt” or the “Company”).

Adapt and DFB have amended the merger agreement to eliminate the condition requiring DFB to have a minimum amount of available cash on hand to close the transaction, thus providing additional certainty of execution. The closing of the transaction is now subject only to customary closing conditions.

Concurrent with this amendment, Deerfield and an affiliate of the sponsor have agreed to provide up to $125 million to the Company at the closing of the transaction in a private placement of common stock, a $25 million increase to the up to $100 million Deerfield originally agreed to purchase, depending on the exercise of redemption rights by the holders of DFB’s public shares.

As previously announced, the parties have established a record date of October 15, 2019 for the special meeting of shareholders (the “Special Meeting”) to approve the proposed business combination.  Additional information, including the date of the Special Meeting and the definitive proxy materials, will be made available as soon as practicable.

Important Information and Where to Find It

In connection with the proposed transaction, DFB filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) relating to the transaction on August 19, 2019. DFB subsequently filed Amendment No. 1 and Amendment No. 2 to the preliminary proxy statement with the SEC on September 24, 2019 and Amendment No. 3 to the preliminary proxy statement with the SEC on October 15, 2019. Stockholders of DFB and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with DFB’s solicitation of proxies for the special meeting to be held to approve the transaction because these proxy statements will contain important information about DFB, Adapt, and the transaction. The definitive proxy statement will be mailed to shareholders of DFB as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: DFB Healthcare Acquisitions Corp., 780 Third Avenue, New York, NY 10017. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

DFB, Adapt and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of DFB is set forth in DFB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 29, 2019, and is also contained in the preliminary proxy statement for the transaction. Information regarding the interests of the directors and executive officers of DFB is also contained in such preliminary proxy statement, and will be contained in the definitive proxy statement for the transaction, when available. Information regarding Adapt’s directors and executive officers is contained in the preliminary proxy statement for the transaction, and will be contained in the definitive proxy statement, when available. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of DFB or Adapt, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and the closing of the proposed transaction and the private placement. These statements are based on various assumptions and on the current expectations of DFB and Adapt management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFB and Adapt. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which Adapt may become a party or governmental investigations to which Adapt may become subject that could interrupt or limit Adapt’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Adapt’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of DFB and/or the stockholders of Adapt for the proposed transaction is not obtained; failure to realize the anticipated benefits of the proposed transaction, including as a result of a delay in consummating the proposed transaction or a delay or difficulty in integrating the businesses of DFB and Adapt; the amount of redemption requests made by DFB’s stockholders; those factors discussed in the preliminary proxy statement filed by DFB with respect to the proposed transaction under the heading “Risk Factors,” and other documents of DFB filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFB nor Adapt presently know or that DFB and Adapt currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DFB’s and Adapt’s expectations, plans or forecasts of future events and views as of the date of this press release. DFB and Adapt anticipate that subsequent events and developments will cause DFB’s and Adapt’s assessments to change. However, while DFB and Adapt may elect to update these forward-looking statements at some point in the future, DFB and Adapt specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFB’s and Adapt’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

CONTACTS:

DFB Healthcare

Chris Wolfe

(212) 769-4546

chris.wolfe@dfbhealthcare.com

DFB Investor Relations

The Equity Group Inc.

Devin Sullivan

Senior Vice President

dsullivan@equityny.com

(212) 836-9608